SIXTH AMENDMENT

         THIS SIXTH AMENDMENT, made as of this 15th day of April, 1998 by and between CONVERSE INC., a corporation organized and existing under the laws of the State of Delaware, having its principal place of business at One Fordham Road, North Reading, Massachusetts 01864 (hereinafter called "Converse" or "Licensor");

                                       AND

ACTIVE APPAREL GROUP, INC., a corporation organized and existing under the laws of the State of New York, having its principal place of business at 1350 Broadway, Suite 2300, New York, New York, 10018 (hereinafter called "Licensor").

                                   WITNESSETH

         WHEREAS, the Licensor and the Licensee entered into a Trademark License Agreement dated May 20, 1994, as amended on October 3, 1995, June 1, 1996, January 7, 1997, January 22, 1997 and September 19, 1997, with respect to the license of certain of the Licensor's trademarks in the United States (the "Agreement"); and

         WHEREAS,  Converse and Licensee  desire to further amend the Agreement.

         NOW THEREFORE, the parties agree as follows:

         1. Accounting Year 3 shall be revised to commence October 1, 1997 and end March 31, 1999.
         2.       Paragraph 5.1(b) shall be revised to read as follows:

                  "(b) The Licensee will pay to Licensor a guaranteed minimum annual license fee commencing May 20, 1994, regardless of its Net Sales of Finished Articles sold under this Agreement for each Accounting Year commencing with the year 1994 (the "Guaranteed Minimum Fee"), in the amount set forth herein:
================================================================================
               ACCOUNTING YEAR                    GUARANTEED MINIMUM LICENSE FEE
--------------------------------------------------------------------------------
1    May 20, 1994 to September 30, 1996                  $280,000.00
--------------------------------------------------------------------------------
2    October 1, 1996 to September 30, 1997               $280,000.00
--------------------------------------------------------------------------------
3    October 1, 1997 to March 31, 1999                   $ 52,500.00"
================================================================================

         3. As amended hereby, the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Sixth Amendment as of the date first above written.


WITNESS:                                      CONVERSE INC.


/s/ Illegible                                 By: /s/ Illegible
-------------------                               --------------------------

WITNESS:                                      ACTIVE APPAREL GROUP, INC.


/s/ Ronnie Kornblum                           By: /s/ George Horowitz, Pres.
-------------------                               --------------------------